Non-financial assets and liabilities	6 Months Ended
Dec. 31, 2025
Disclosure Of Non Financial Assets And Liabilities [Abstract]
Non-financial assets and liabilities	Non-financial assets and liabilities
a.    Intangible assets

(in U.S. dollars, in thousands)	Goodwill	Acquired licenses to patents	In-process research and development acquired	Current marketed products	Total
Year Ended June 30, 2025
Opening net book amount	134,453	1,626	427,779	11,878	575,736
Additions	—	50	—	—	50
Reclassification(1)	—	—	(102,698)	102,698	—
Exchange differences	—	(1)	—	—	(1)
Amortization charge	—	(20)	—	(3,939)	(3,959)
Closing net book amount	134,453	1,655	325,081	110,637	571,826

As of June 30, 2025
Cost	134,453	3,077	387,000	126,696	651,226
Accumulated amortization	—	(1,422)	—	(16,059)	(17,481)
Accumulated impairment	—	—	(61,919)	—	(61,919)
Net book amount	134,453	1,655	325,081	110,637	571,826

Six Months Ended December 31, 2025
Opening net book amount	134,453	1,655	325,081	110,637	571,826
Additions	—	65	—	—	65
Exchange differences	—	8	—	—	8
Amortization charge	—	(17)	—	(3,082)	(3,099)
Closing net book amount	134,453	1,711	325,081	107,555	568,800

As of December 31, 2025
Cost	134,453	3,150	387,000	126,696	651,299
Accumulated amortization	—	(1,439)	—	(19,141)	(20,580)
Accumulated impairment	—	—	(61,919)	—	(61,919)
Net book amount	134,453	1,711	325,081	107,555	568,800
(1)     The Group reclassified $102.7 million from in-process research and development ("IPRD") acquired to current marketed products upon receiving FDA approval for Ryoncil® for the treatment of pediatric SR-aGVHD in December 2024. As a result of this reclassification, the asset is now being amortized on a straight line basis over its useful life through to expected patent expiry which is 22 years.
(i)    Carrying value of in-process research and development acquired by product

(in U.S. dollars, in thousands)	As of December 31, 2025	As of June 30, 2025
Cardiovascular products(1)	254,351	254,351
Intravenous products for metabolic diseases and inflammatory/immunologic conditions(2)	70,730	70,730
	325,081	325,081
(1)Includes MPC-150-IM for the treatment or prevention of chronic heart failure and MPC-25-IC for the treatment or prevention of acute myocardial infarction
(2)Includes MPC-300-IV for the treatment of biologic-refractory rheumatoid arthritis and diabetic nephropathy
For all products included within the above balances, the underlying currency of each item recorded is US$.
During the six months ended December 31, 2025, no impairment indicators for the in-process research and development and goodwill were identified.
b.    Provisions

	As of December 31, 2025			As of June 30, 2025
(in U.S. dollars, in thousands)	Current	Non-current	Total	Current	Non-current	Total
Contingent consideration	3,117	11,021	14,138	11,001	10,778	21,779
Employee benefits	4,334	9	4,343	6,234	15	6,249
Provision for license agreements	3,750	—	3,750	3,750	—	3,750
	11,201	11,030	22,231	20,985	10,793	31,778
(i)    Information about individual provisions and significant estimates
Contingent consideration
The contingent consideration provision relates to the Group’s liability for certain milestones and royalty achievements pertaining to the acquired MSC assets from Osiris. Further disclosures can be found in Note 5(e)(iii).
Employee benefits
The provision for employee benefits relates to the Group’s liability for annual leave, short term incentives and long service leave.
Employee benefits include accrued annual leave. As at December 31, 2025 and June 30, 2025, the entire amount of the annual leave accrual was $1.6 million and $1.6 million respectively, and is presented as current, since the Group does not have an unconditional right to defer settlement for any of these obligations.
Employee benefits include a provision for the Group's liability for short term incentives. As at December 31, 2025 and June 30, 2025, the provision for short term incentives was $1.9 million and $4.0 million, respectively.
(ii)    Movements
The contingent consideration provision relates to the Group’s liability for certain milestones and royalty achievements. Refer to Note 5(e)(iii) for movements in contingent consideration for the period ended December 31, 2025 and June 30, 2025.
c.    Deferred tax balances
(i)    Deferred tax balances

(in U.S. dollars, in thousands)	As of December 31, 2025	As of June 30, 2025
Deferred tax assets
The balance comprises temporary differences attributable to:
Tax losses	74,571	73,474
Other temporary differences	11,984	13,605
Total deferred tax assets	86,555	87,079

Deferred tax liabilities
The balance comprises temporary differences attributable to:
Intangible assets	86,555	87,079
Total deferred tax liabilities	86,555	87,079
Net deferred tax liabilities	—	—
(ii)    Movements

(in U.S. dollars, in thousands)	Tax losses(1) (DTA)	Other temporary differences(1) (DTA)	Intangible assets (DTL)	Total (DTL)
As of June 30, 2024	74,602	13,143	(87,745)	—
Charged/(credited) to:
- profit or loss	(1,458)	462	666	(330)
- directly to equity	330	—	—	330
As of June 30, 2025	73,474	13,605	(87,079)	—
Charged/(credited) to:
- profit or loss	652	(1,621)	524	(445)
- directly to equity	445	—	—	445
As of December 31, 2025	74,571	11,984	(86,555)	—
(1)Deferred tax assets are netted against deferred tax liabilities
d. Inventories and other current assets
(i) Inventories

(in U.S. dollars, in thousands)	As of December 31, 2025	As of June 30, 2025
Current Assets
Raw materials	6,112	1,063
Work in progress	—	—
Finished goods	15,552	21,183
	21,664	22,246
(ii) Assigning costs to inventories
Inventories are included in the financial statements at the lower of cost (including raw materials, direct labor, other direct costs and related production overheads) and net realizable value. Pre-launch inventory is held as an asset when there is a high probability of regulatory approval for the product in accordance with IAS 2 Inventories. Before that point, a provision is made against the carrying value to its recoverable amount in accordance with IAS 2 Inventories; the provision is then reversed at the point when a high probability of regulatory approval is determined.
The Group considers a number of factors in determining the probability of the product candidate realizing future economic benefit, including the product candidate’s current status in the regulatory approval process, results from the related pivotal clinical trial, results from meetings with relevant regulatory agencies prior to the filing of regulatory applications, the market need, historical experience, as well as potential impediments to the approval process such as product safety or efficacy, commercialization and market trends.
When a provision is made against the carrying value of pre-launch inventory the costs are recognized within Research & development expenses. When the high probability threshold is met, the provision is reversed through Research & development expenses.
Where it is determined that the pre-launch inventory will be used within a clinical trial, that amount is removed from the cost of pre-launch inventory.
As of December 31, 2025, there was $23.8 million of inventory recognized on the balance sheet, of which $2.1 million was provided for as obsolete stock, compared with $23.8 million of inventory recognized on the balance sheet at June 30, 2025, of which $1.6 million was provided for as obsolete stock. Inventory balances net of the provision for obsolete stock are $21.7 million and $22.2 million as of December 31, 2025 and June 30, 2025, respectively.
(iii) Amounts recognized in profit or loss
As of December 31, 2025, the Group recognized $4.5 million within cost of inventories as compared to $Nil as of December 31, 2024.